Better Choice Company, Inc. 4th Annual D.A. Davidson Consumer Growth Conference March 2021

Disclaimer This presentation contains “forward‐looking” statements that are based on the beliefs and assumptions and on information currently available to management of Better Choice Company, Inc. (the “Company”). All statements other than statements of historical fact contained in this presentation are forward-looking statements. Forward‐looking statements include information regarding management’s belief concerning the Company’s positioning for rapid growth and maximization of shareholder value, expectations regarding the simplification of the Company’s business through its multi-channel strategy, and estimates regarding the Company’s expenses, revenues and margins. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,”” “predicts,” “potential” or “continue” or the negative of these terms or other comparable terminology. There are important factors that could cause the Company’s actual results to differ materially from those expressed or implied by the forward-looking statements, including those factors discussed under the caption entitled “Risk Factors” in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company's recently filed prospectus on Form 424B3 that was field with the SEC on February 18, 2021. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the Company’s beliefs and assumptions only as of the date of this presentation. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. Except as required by law, the Company assumes no obligation to publicly update any forward‐looking statements for any reason after the date of this presentation to conform any of the forward-looking statements to actual results or to changes in its expectations. 2

BTTR Has A Clear Strategy For Rapid Growth BECOME A CLEAR LEADER IN PREMIUM+ PET FOOD FOR CATS AND DOGS. LEAD GLOBAL INNOVATION IN THE PREMIUM+ PET FOOD CATEGORY. UTILIZE AN OMNI-CHANNEL APPROACH LEVERAGING ECOMMERCE. 3Note: Premium+ defined as the premium through ultra-premium segments

With A Dynamic Company Culture • Our Mission: Become the most innovative premium pet food company in the world. • Our Vison: The pet food company that excites creativity, optimism, and well-being. • Company Values: o Make products with integrity o Treat pets and their parents with respect o Create long lasting & profitable relationships o Work smarter & faster 4

We Have Assembled A World Class Team Ready to take the lead position in the pet food industry 5

A Leadership Team Positioned To Win Scott Lerner CEO Alex Vournas VP Supply Chain Donald Young EVP Retail Sales Sharla Cook CFO Rob Sauermann EVP Strategy Ryan Wilson VP Marketing Jenny Condon EVP Digital Sales 6 • Scott Lerner – Consumer products veteran with 20+ years of experience; track record of successful PE backed exits (VMG) • Donald Young – Pet industry leader with 29+ years experience; successful exits to Mars (Nutro) & Nestle (Merrick) • Rob Sauermann – Health & wellness investment background with over $100m growth equity capital deployed (Pegasus) • Jenny Condon – E-Commerce expert responsible for increasing online sales at Merrick to $150M (30% CAGR over 5 years) • Ryan Wilson – CPG & pet industry marketing leader with history of successful brand launches (Merrick / Nestle) • Alex Vournas – Experienced supply chain expert, recently managed supply chain & logistics of Solid Gold’s expansion in Asia • Sharla Cook – Significant public company reporting experience, formerly controller at Checkers Drive-In Restaurants

BTTR Has 35+ Years of Success • The Halo and TruDog brands have a long history of success in the market and have positioned the company for growth • Both brands were born out of the idea to deliver BETTER nutrition and wellness CHOICES to help furry family members live healthier, happier and longer lives • The company is at a true inflection point to become an innovation and growth engine in the industry 7

Two Complementary Brands With Innovative Opportunities for Consolidation Over Time • A 35-year-old, super premium natural pet food brand uniquely differentiated from its competitors • Using natural whole meat and no rendered meat meal • Highly digestible due to the use of real whole protein ▪ History of top line growth driven by continued premiumization of the pet food industry ▪ Flexible and scalable outsourced manufacturing model with capacity to grow ▪ Well positioned within E-Commerce and International • A 7-year-old DTC brand that markets raw freeze- dried and dehydrated food, treats, and supplements • Well positioned to take advantage of pet parents increasing desire to feed the highest quality ingredients to their pets • A broad-based product portfolio of wellness products with a unique direct to consumer platform 8

Best-in-Class Products Delivering On Core Consumer Needs 9

10 Simplifying Our Business To Drive Success • Growing 2 differentiated business models is overly complex, costly, and time consuming

One Halo Brand! Driven by creativity and innovation 11

Creates A Smarter Approach 12 One mega Halo brand that spans across all channels domestically and internationally. 01 Allows for a strong “Halo” marketing effect across all sub-brands to maximize spending. 02 While talking to the consumer at an efficient higher master brand and emotional level. 03 Enabling economies of scale in supply chain & optimizing strong capital resource allocation. 04 Aligning the interests of the entire BTTR company to drive success! 05

And Leverages A Differentiated Omni-Channel Strategy Ecommerce Brick & Mortar DTC• Multiple channels allows BTTR to optimize margin by maneuvering revenue from one channel to the next on a monthly basis as needed • By eliminating channel conflict it opens up our ability to share resources from one channel to the next (innovation, data, etc.) 13 2020 Gross Sales ~$20M 2020 Gross Sales ~$11M 2020 Gross Sales ~$12M + INTERNATIONAL 2020 Gross Sales ~$9M

International Expansion Is A Key Strategy • We believe growth in Asia is fueled by increasing levels of economic financial status and demand for premium, western manufactured products, with China representing the largest market opportunity for growth • Halo realized an impressive 95% YoY sales growth in Asia in 2020 • BTTR agreed to $25.6 million of aggregate minimum purchases with Asian Distribution Partners from January 1, 2021 – December 31, 2022 • Acceleration of sales in China driven in part by Halo’s ability to secure Product Import Registrations for 15 Dog and Cat Food Diets from the Ministry of Agriculture and Rural Affairs of China (“MOA”) in June 2020 • In addition to growth in Asia, BTTR is evaluating opportunities to enter Australia, Latin America and the Middle East 14 48% 20% 19% 13% 1% International Sales by Geography (2020) China Taiwan Korea Japan Other

BTTR Has A First-Mover Advantage In China 15 Chinese Market Opportunity: • Chinese pet market estimated to be ~$7 billion by 2022 • Only ~10% of urban households in China own a pet (Mordor Intelligence) • Premium dry cat food market growing at 28% CAGR (2015 – 2025F; Euromonitor) • Premium dry dog food market growing at 20% CAGR (2015 – 2025F; Euromonitor) The Halo Brand Has A Clear Point Of Difference In China: • Approval of 15 dry diets by Chinese MOA in June 2020 • Strong distribution partner and marketing support • Established supply chain partners with whitelisted approval to import product • Halo’s target consumer is an educated, urban dwelling millennial female • >50% of Halo’s Chinese customers were born after 1990 • ~80% of Halo’s Chinese customers purchased product online 0 20 40 60 80 100 2015 2016 2017 2018 2019 2020E 0% 5% 10% 15% 20% 25% Pet Ownership in China is Growing # China Households (Cats) # China Households (Dogs) % China Households (Cats) % China Households (Dogs) (Millions) 85 (% Households) 67% U.S. Pet Ownership (2020) Source: Euromonitor, American Pet Products Association.

BTTR Is Focused on Maximizing Shareholder Value

Anchored in high growth channels	• E-Commerce, DTC & Pet Specialty work together to create a "Halo" effect • Recent team member additions expected to drive Pet Specialty growth
Strong and growing international presence	• Consistent near-doubling of international sales YoY with contracted minimum purchases supports rapid growth across key markets
Extremely active investment sector	• Significant M&A and IPO activity in the market (i.e. Solid Gold & Wellpet) • PetCo files an IPO and Carlyle "re-acquires" Manna Pro from Morgan Stanley
Public market scarcity	• FreshPet (FRPT) is the only publicly traded direct competitor to BTTR • FRPT trades at ~19x 2020 revenue

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• We remain committed to locating the right assets that meet our investment criteria • Strong industry contacts increase our ability to source transactions internally and avoid highly competitive auctions • Preference for asset light models that avoid channel confliction / competition with Halo & TruDog brands • Public company structure has historically enabled Better Choice to offer transaction consideration in the form of cash and stock 17 While Simultaneously Sourcing & Evaluating Transformative M&A Transactions 17

The New Halo Brand Strategy Simply Works! 1. Easy to execute in market 2. Creates a “Halo” effect 3. Leverages internal scale 4. Allows for selective M&A opportunities over time 18

Thank You 19